                                                                   EXHIBIT 10.15
                     AMENDMENT NUMBER SEVEN TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER SEVEN TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 12, 1997, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Phoenix Network, Inc., a Delaware corporation ("Phoenix"), Phoenix Network Acquisition Corp., a Delaware corporation ("PNAC"), and AmeriConnect, Inc., a Delaware corporation ("AmeriConnect"), on the other hand, with reference to the following facts:

     A. Foothill, as lender, and Phoenix, as borrower, heretofore entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 26, 1995 (despite the fact that the recitals thereof erroneously referred to "1993" rather than "1995") (herein the "Original Agreement");

     B. Phoenix and PNAC entered into that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of a date in October, 1996 (the "First Amendment"), with Foothill, to amend the Original Agreement to, among other things, add PNAC as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the First Amendment;

     C. Phoenix, PNAC, and AmeriConnect (individually and collectively, jointly and severally, "Borrower") entered into that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of December 23, 1996 (the "Second Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, add AmeriConnect as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the Second Amendment;

     D. Borrower entered into that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of March 12, 1997 (the "Third Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for a $2,000,000 bridge loan to Borrower, provide for a reducing Overadvance to Borrower, change certain pricing with respect to the credit facilities under the Agreement, provide for the issuance of the Warrants to Foothill, and modify the Borrowing Base, in each case as set forth in the Third Amendment;

     E. Borrower entered into that certain Amendment Number Four to Amended and Restated Loan and Security Agreement, dated as of March 28, 1997 (the

          "Fourth Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for the restatement of certain covenants, the elimination of certain covenants, the addition of certain covenants, and the waiver of certain described Events of Default that existed as of March 28, 1997, prior to the effectiveness of the Fourth Amendment, in each case as set forth in the Fourth Amendment;

     F. Borrower entered into that certain Amendment Number Six to Amended and Restated Loan and Security Agreement, dated as of September 1, 1997 (the "Sixth Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for
          (i) an extension of, and certain other modifications in respect of, the Permitted Overadvance Amount and (ii) a temporary principal moratorium in respect of the Bridge Loan, in each case as set forth in the Sixth Amendment (the Original Agreement, as amended by the First Amendment, by the Second Amendment, by the Third Amendment, by the Fourth Amendment, and by the Sixth Amendment, is referred to herein as the "Agreement");

     G. Borrower originally intended to enter into that certain Amendment Number Five to Amended and Restated Loan and Security Agreement, dated as of July __, 1997 (the "Fifth Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for certain consents and amendments in connection with a contemplated transaction between Phoenix and Sprint Communications or its Affiliates (collectively, "Sprint"). Inasmuch as Sprint no longer intends to enter into that contemplated transaction with Borrower, Borrower no longer intends to enter into the Fifth Amendment with Foothill and has requested Foothill to amend the Agreement to, among other things, delete references therein to the Fifth Amendment and certain documents (including the "Sprint Subordination Agreement") contemplated therein;

     H. Borrower (1) has advised Foothill that Borrower currently is engaged in discussions with certain prospective purchasers relative to the acquisition of Borrower by one or more of such prospective purchasers,
          (2) has discussed with Foothill the expected timetable of the proposed acquisition, and (3) has requested Foothill to provide certain additional working capital financing to Borrower during part or all of period covered by the expected timetable;

     I. Borrower has requested Foothill to further amend the Agreement to, among other things, change certain pricing with respect to the credit facilities under the Agreement, provide for an additional bridge loan, and extend the maturity

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          date of the bridge loans and the permitted overadvance facility, in each case, as set forth in this Amendment;

     J. Based in part on the mutual expectations of Borrower and Foothill regarding the timetable for the aforementioned proposed acquisition, Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     K. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

          1.    Amendments to the Agreement.
                ---------------------------

                a.   Section 1.1 of the Agreement hereby is amended by
                     -----------
adding the following new defined terms in alphabetical order:

                "Definitive Purchase Agreement" means a definitive purchase and
                 -----------------------------
     sale agreement or merger agreement, on terms and conditions reasonably satisfactory to Foothill, for the acquisition by Prospective Purchaser of Borrower.

                "Definitive Purchase Agreement Condition" means the receipt by
                 ---------------------------------------
     Foothill, on or before January 1, 1998, of evidence satisfactory to Foothill that: (a) Borrower and a purchaser reasonably satisfactory to Foothill ("Prospective Purchaser") have entered into the Definitive Purchase Agreement; and (b) the Definitive Purchase Agreement is in full force and effect.

                "Prospective Purchaser" has the meaning set forth in the
                 ---------------------
     definition of `Definitive Purchase Agreement.'

                "Seventh Amendment" means that certain Amendment Number Seven to
                 -----------------
     Amended and Restated Loan and Security Agreement, dated as of December 12, 1997, between Foothill and Borrower.

                b.   The following definitions contained in Section 1.1 of
                                                            -----------
the Agreement are amended and restated in their entirety to read as follows:

                "Applicable Margin" means: (a) prior to the Seventh Amendment
                 -----------------
     Closing Date, one and three-quarters percent (1.75%) per annum; and (b) on and after the Seventh Amendment Closing Date, three percent (3.00%) per annum.

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

               "Permitted Overadvance Amount" means: (a) prior to March 1, 1997,
                ----------------------------
     zero dollars; (b) during March, 1997, $1,000,000; (c) during April, 1997, $950,000; (d) during May, 1997, $900,000; (e) during June, 1997, $850,000;
     (f) during July, 1997, $800,000; (g) during August, 1997, $650,000; (h)
     during September, 1997, $300,000; (i) during October, 1997, $300,000; (j)
     during November, 1997, $300,000; (k) during the period commencing on December 1, 1997 and ending on January 30, 1998, $300,000; and (l) from and after January 31, 1998, zero dollars.

               "Loan Documents" means this Agreement, the First Amendment, the
                --------------
     Second Amendment, the Third Amendment, the Fourth Amendment, the Sixth Amendment, the Seventh Amendment, the Suretyship Agreement, any Lock Box Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into by Borrower or any Affiliate of Borrower in connection with this Agreement.

               c. The following specified provisions of the Agreement hereby are amended and restated in their entirety as follows:

                    (1) Section 2.5(a)&(b)&(c):
                        ----------------------

               2.5  INTEREST:  RATES, PAYMENTS, AND CALCULATIONS.

                    (a) Interest Rate. All Obligations, except for the Bridge Loan and undrawn L/Cs and L/C Guarantees, shall bear interest, on the average Daily Balance, at a rate equal to the Reference Rate plus the Applicable Margin. The Bridge Loan shall bear interest at the rate of 16.5% per annum.

                    (b) Default Rate. All Obligations, except for the Bridge Loan, undrawn L/Cs and L/C Guarantees, shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to the Reference Rate plus the Applicable Margin plus four (4.00) percentage points. From and after the occurrence and during the continuance of an Event of Default, the Bridge Loan shall bear interest at the rate of 20.5% per annum. From and after the occurrence and during the continuance of an Event of Default, the fee provided in Section 2.2(d) shall be
                                                 --------------
     increased to a fee equal to that certain percentage per annum equal to the Applicable Margin plus four (4.00) percentage points times the average Daily Balance of the undrawn L/Cs and L/C Guarantees that were outstanding during the immediately preceding month.

                    (c) Minimum Interest. In no event shall the rate of interest chargeable hereunder be less than ten percent (10.00%) per annum.

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                    (2) Section 2.9:
                        -----------

               2.9 BRIDGE LOAN. Foothill: (a) agreed to make a bridge loan to Borrower on the closing date of the Third Amendment (the "Initial Bridge Loan"); and (b) has agreed to make an additional bridge loan to Borrower in the manner set forth below (the "Additional Bridge Loan"); in the original aggregate principal amount of $3,075,000 (the Initial Bridge Loan and the Additional Bridge Loan shall be referred to herein, collectively, as the "Bridge Loan"). The Additional Bridge Loan shall consist of, and be made in, three installments as follows: (i) $825,000 concurrently with the execution and delivery of the Seventh Amendment, of which the first $75,000 shall be used solely to pay Foothill the "Additional Bridge Loan Fee" (as defined in Section 4.a of the Seventh Amendment); (ii) $750,000 on December 15, 1997; and (iii) solely if and only if the Definitive Purchase Agreement Condition is fully and timely satisfied, $250,000 on January 1, 1998. The principal of the Bridge Loan shall be repaid in monthly installments of principal in the following amounts:




                DUE DATE                       INSTALLMENT AMOUNT

              June 1, 1997                           $250,000

              July 1, 1997                           $250,000

              August 1, 1997                         $250,000

              September 1, 1997                      $    -0-

              October 1, 1997                        $    -0-

              November 1, 1997                       $    -0-

              December 1, 1997                       $    -0-

              January 1, 1998                        $    -0-

              January 31, 1998                       if the third installment of
                                                     the Additional Bridge Loan
                                                     is funded under clause
                                                     (b)(iii) above, $3,075,000;
                                                     otherwise, $2,825,000


     The outstanding principal balance and all accrued and unpaid interest under the Bridge Loan shall be due and payable upon the earlier to occur of: (y) January 31, 1998, and (z) the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the

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

     Bridge Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 10 days prior written notice by Borrower to Foothill, all such prepaid amounts to be applied to the installments due on the Bridge Loan in the inverse order of their maturity. All amounts outstanding under the Bridge Loan shall constitute Obligations.

          d. The following provisions hereby are added to the Agreement as a new Section 6.20 thereof in proper alphanumerical order:

          6.20 DEFINITIVE PURCHASE AGREEMENT TIMETABLE.

               (a) On or before January 1, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that: (i) Borrower and Prospective Purchaser have entered into the Definitive Purchase Agreement; and (ii) the Definitive Purchase Agreement is in full force and effect. Borrower promptly shall deliver to Foothill copies of all material interim drafts of the Definitive Purchase Agreement and promptly provide to Foothill, upon reasonable request, such other materials or information relative to the Definitive Purchase Agreement and the transactions contemplated therein.

               (b) On or before January 31, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that Borrower has duly filed a Form S-4 registration statement, in respect of the Definitive Purchase Agreement and the transactions contemplated therein, with the Securities Exchange Commission ("SEC") in accordance with the rules and regulations of the SEC promulgated under the Securities Act of 1933, as amended.

               (c) On or before March 31, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that the Form S-4 registration statement in respect of the Definitive Purchase Agreement and the consummation of the transactions contemplated therein is effective.

               (d) On or before March 31, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that the audited financial statements of Borrower described in Section 6.4(b) of the Agreement in respect of Borrower's fiscal year ended December 31, 1997 shall have been duly issued in accordance with the rules and regulations of the SEC promulgated under the Securities Act of 1933, as amended.

               (e) On or before April 30, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that the requisite shareholders of Phoenix have approved the Definitive Purchase Agreement and the consummation of the transactions contemplated therein.

                     (f) On or before May 31, 1998, Borrower shall deliver to Foothill evidence satisfactory to Foothill that the transactions contemplated in the Definitive Purchase Agreement shall have been consummated in accordance with the terms and conditions thereof and with all applicable law.

                e. All references in the Agreement and each of the other Loan Documents to any of the following terms or words of like import therein referring to any of the following terms hereby are deleted from the Agreement and such other Loan Documents: "the Fifth Amendment"; "the Sprint Subordination Agreement"; and "TNC Sub".


          2.    Maturity Date of Bridge Loan and Permitted Overadvance
                ------------------------------------------------------
Amount; Supplemental Credit.  Borrower expressly and unmistakably acknowledges
---------------------------
and agrees that Foothill in its sole discretion may, but has no obligation or commitment (express or implied) to: (a) extend the maturity date of the Bridge Loan and the Permitted Overadvance Amount beyond January 31, 1998; or (b) extend supplemental credit in the form of additional bridge loans or additional permitted overadvance facilities. Despite the fact that Borrower and Foothill have been engaged in discussions and negotiations that Borrower hopes may lead to such extensions, Foothill has not agreed to any extensions of either such maturity date or such supplemental credit and, if Foothill elects not to extend such maturity date, the Obligations of Borrower in respect of the Bridge Loan and the Permitted Overadvance Amount will be due and payable on the date provided for in the Agreement, as amended by this Amendment. Borrower recognizes that the agreements by Foothill to extend the maturity date of the Bridge Loan and the Permitted Overadvance Amount from January 9, 1998 to January 31, 1998 and to provide the Additional Bridge Loan pursuant to the amendments to the Agreement effected by this Amendment are being done solely as an accommodation to Borrower to allow additional time beyond January 9, 1998 for Borrower to negotiate and enter into the Definitive Purchase Agreement.
Borrower acknowledges and agrees that the decision, if any, by Foothill to extend such maturity date or such supplemental credit may be subject to, without limitation, the approval of and terms and conditions imposed by Foothill's senior credit committee in its sole discretion and the progress or lack of progress by Borrower in respect of the Definitive Purchase Agreement and the transactions contemplated therein as determined by Foothill in its sole discretion.


          3.    Representations and Warranties.  Borrower hereby
                ------------------------------
represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.


          4.    Conditions Precedent to Amendment.  The satisfaction of
                ---------------------------------
each of the following, on or before the Seventh Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                a. Payment to Foothill by Borrower in immediately available funds of a one-time funding fee in the amount of $75,000 in respect of the Additional Bridge Loan (the "Additional Bridge Loan Fee"), which fee shall be fully earned, non-refundable, due, and payable, upon the execution and delivery of this Amendment by Foothill and Borrower, and which fee Borrower hereby authorizes Foothill to charge to Borrower's loan account as part of the Additional Bridge Loan;

                b. Payment to Foothill by Borrower in immediately available funds of a one-time amendment fee in the amount of $50,000 in respect of the closing of the Seventh Amendment, which fee shall be fully earned, non-refundable, due, and payable, upon the execution and delivery of this Amendment by Foothill and Borrower, and which fee Borrower hereby authorizes Foothill to charge to Borrower's loan account as a revolving advance under Section 2.1 of the Agreement;

                c. Foothill shall have received a certificate from the Secretary of Phoenix attesting to the incumbency and signatures of authorized officers of Phoenix and to the resolutions of Phoenix's Board of Directors ratifying its prior execution and delivery of the Sixth Amendment and authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in the Sixth Amendment and this Amendment and the performance of the Sixth Amendment, this Amendment, the Agreement as amended by the Sixth Amendment and this Amendment, and such other Loan Documents, and authorizing specific officers of Phoenix to execute and deliver the same;

                d. Foothill shall have received a certificate from the Secretary of PNAC attesting to the incumbency and signatures of authorized officers of PNAC and to the resolutions of PNAC's board of directors or equivalent governing body ratifying its prior execution and delivery of the Sixth Amendment and authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in the Sixth Amendment and this Amendment and the performance of the Sixth Amendment, this Amendment, the Agreement as amended by the Sixth Amendment and this Amendment, and such other Loan Documents, and authorizing specific officers of PNAC to execute and deliver the same;

             e. Foothill shall have received a certificate from the Secretary of AmeriConnect attesting to the incumbency and signatures of authorized officers of AmeriConnect and to the resolutions of AmeriConnect's board of directors or equivalent governing body ratifying its prior execution and delivery of the Sixth Amendment and authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in the Sixth Amendment and this Amendment and the performance of the Sixth Amendment, this Amendment, the Agreement as amended by the Sixth Amendment and this Amendment, and such other Loan Documents, and authorizing specific officers of AmeriConnect to execute and deliver the same;

             f. Foothill shall have received an opinion of counsel to Borrower in form and substance satisfactory to Foothill in its reasonable discretion;

             g. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

             h. Except for any non-compliance by Borrower, with respect to the fiscal quarter ending September 30, 1997, with one or more of the financial covenants set forth in Section 6.14 of the Agreement, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

             i. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

             j. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.


          5. Effect on Agreement. The Agreement, as amended hereby, shall be and
             -------------------
remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Suretyship Agreement with respect to the Agreement as amended by this Amendment and the other Loan Documents.

          6. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          7. Miscellaneous.
             -------------

             a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

             b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

             c. As used in this Amendment, "Seventh Amendment Closing Deadline" means December 31, 1997.

             d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

             e. This Amendment may be executed in any number of counterparts, and/or by facsimile (followed promptly by delivery of original signatures), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation


                                   By /s/ Kurt R. Marsden
                                      --------------------------

                                   Title: Vice President
                                          ----------------------



                                   PHOENIX NETWORK, INC., a Delaware corporation


                                   By /s/ Wallace M. Hammond
                                      --------------------------

                                   Title: President & CEO
                                          ----------------------



                                   PHOENIX NETWORK ACQUISITION CORP., a Delaware corporation


                                   By /s/ Wallace M. Hammond
                                      --------------------------

                                   Title: President & CEO
                                          ----------------------


                                   AMERICONNECT, INC., a Delaware corporation


                                   By /s/ Wallace M. Hammond
                                      --------------------------

                                   Title: President & CEO
                                          ----------------------

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